UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2007

AMERICAN MEDICAL ALERT CORP.
(Exact Name of Registrant as Specified in Charter)

New York	333-54992	11-2571221
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3265 Lawson Boulevard, Oceanside, New York	11572
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 536-5850

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐œ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐œ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐œ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐œ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 18, 2007, the Board of Directors of American Medical Alert Corp. (the “Company”) amended and restated certain provisions of the Company’s bylaws to permit the issuance and transfer of uncertificated shares. The purpose of the amendments is to comply with Nasdaq’s requirement that the Company’s shares be eligible for participation in Depository Trust Company’s direct registration program. The Company’s bylaws previously required the issuance and transfer of shares be effected solely through certificated shares. A copy of the amended and restated bylaws provisions is filed herewith as Exhibit 3(ii).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

3(ii)	Text of Amendments to Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDICAL ALERT CORP.

Date: December 20, 2007	By:	/s/ Richard Rallo
Name: Richard Rallo
Title: Chief Financial Officer